UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 12, 2024
Date of Report (Date of earliest event reported)

TUPPERWARE BRANDS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-11657		36-4062333
(State or other jurisdiction of incorporation)	(Commission File Number)		(IRS Employer Identification No.)

14901 South Orange Blossom Trail	Orlando	FL	32837
(Address of principal executive offices)			(Zip Code)

407 826-5050
Registrant's telephone number, including area code
_________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	TUP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On August 12, 2024, Tupperware Brands Corporation (the “Corporation”), certain of its domestic subsidiaries, as guarantors (the “Subsidiary Guarantors”), and, with respect to the Amendment (as defined below), Tupperware Products AG (the “Swiss Subsidiary Borrower” and, together with the Corporation, the “Borrowers”) entered into (i) that certain Bridge Loan Credit Agreement (the “Bridge Credit Agreement”), with GLAS USA LLC, as the administrative agent, GLAS Americas LLC, as the collateral agent, and the lenders party thereto (the “Bridge Lenders”) and (ii) that certain Seventh Amendment to Credit Agreement and Third Amendment to Forbearance Agreement (the “Amendment”) with the lenders party thereto, which amends (a) that certain Credit Agreement dated as of November 23, 2021 (as amended, modified, or otherwise affected by that certain First Amendment to Credit Agreement, dated as of August 1, 2022, that certain Second Amendment to Credit Agreement, dated as of December 21, 2022, that certain Third Amendment to Credit Agreement, dated as of February 22, 2023, that certain Fourth Amendment to Credit Agreement and Limited Waiver of Borrowing Conditions, dated as of May 5, 2023, that certain Debt Restructuring Agreement, dated as of August 2, 2023, that certain Fifth Amendment to Credit Agreement, dated as of October 5, 2023, that certain Sixth Amendment to Credit Agreement dated as of December 22, 2023, and that certain Forbearance Agreement, dated as of February 13, 2024 (as amended by that certain Amendment to Forbearance Agreement, dated as of June 3, 2024 and that certain Second Amendment to Forbearance Agreement dated as of July 12, 2024, the “Forbearance Agreement”), the “Existing Credit Agreement” and the Existing Credit Agreement as amended by the Amendment, the “Amended Credit Agreement”), by and among the Borrowers, the Subsidiary Guarantors, Wells Fargo Bank, National Association, as administrative agent, and the lenders party thereto and (b) the Forbearance Agreement.

Bridge Credit Agreement

The Bridge Credit Agreement provides for a senior secured term loan credit facility available to the Corporation in an aggregate principal amount not to exceed $8 million, $4 million of which was drawn on August 12, 2024, and $4 million of which is only available to the Corporation at the discretion of the Bridge Lenders, subject to the terms and conditions set forth in the Bridge Credit Agreement.

The Bridge Credit Agreement matures on September 30, 2024 (the “Bridge Maturity Date”). The loans made under the Bridge Credit Agreement (the “Bridge Loans”) (i) are subject to original issue discount in the amount of 25% of the principal amount of the Bridge Loans, and (ii) accrue interest at a rate of 14.00% per annum. All accrued interest on and principal of the Bridge Loans will be payable on the Bridge Maturity Date.

The Corporation’s obligations under the Bridge Credit Agreement are (i) guaranteed by the Subsidiary Guarantors and (ii) secured by certain security interests (the “Bridge Liens”) in inventory assets of Tupperware U.S., Inc. (the “Bridge Collateral”).

The Bridge Credit Agreement contains certain affirmative and negative covenants, including, among other things, restrictions on the incurrence of liens on the Bridge Collateral and dispositions of the Bridge Collateral and other covenants including, but not limited to, a covenant to cooperate with the Bridge Lenders in conducting diligence on the business with respect to restructuring alternatives and operational turnaround plans.

Additionally, the Bridge Credit Agreement contains events of default substantially similar to the events of default under the Amended Credit Agreement, including a cross-default to the Amended Credit Agreement. If an event of default occurs and is continuing under the Bridge Credit Agreement, the Bridge Lenders may, subject to certain grace periods and cure rights, require immediate payment of all amounts outstanding under the Bridge Credit Agreement and any outstanding unfunded commitments may be terminated.

The Bridge Loans may be used for general corporate purposes.

Amendment

The Amendment amends (x) the Existing Credit Agreement to, among other things, (i) permit the incurrence of the Bridge Loans and the Bridge Liens, (ii) subordinate the security interests and other liens granted in connection with the Existing Credit Agreement to the Bridge Liens on the Bridge Collateral, and (iii) provide for a cross-default to the Bridge Credit Agreement and (y) the Forbearance Agreement to, among other things, (i) remove certain milestones set forth therein and (ii) extend the forbearance period thereunder from August 15, 2024 to the Bridge Maturity Date.

The foregoing summary of the Bridge Credit Agreement and the Amendment are qualified in their entirety by reference to the Bridge Credit Agreement and the Amendment attached hereto as Exhibit 10.1 and Exhibit 10.2 respectively, which are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included or incorporated by reference in Item 1.01 of this report is incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1
Bridge Loan Credit Agreement, dated as of August 12, 2024, by and among Tupperware Brands Corporation, as borrower, the guarantors party thereto, GLAS USA LLC, as the administrative agent, GLAS Americas LLC, as the collateral agent, and the lenders party thereto.

10.2
Seventh Amendment to Credit Agreement and Third Amendment to Forbearance Agreement, dated as of August 12, 2024, by and among Tupperware Brands Corporation, as parent borrower, Tupperware Products AG, as Swiss subsidiary borrower, the subsidiary guarantors party thereto and the lenders party thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TUPPERWARE BRANDS CORPORATION

Date:	August 14, 2024	By:	/s/ Karen M. Sheehan
Karen M. Sheehan
Executive Vice President, Chief Legal Officer & Secretary